UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2021 (December 1, 2021)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)(c)EZCORP, Inc. (the “Company”) has appointed Robert J. Hicks as Chief Accounting Officer (principal accounting officer), effective December 1, 2021.
Mr. Hicks, age 41, has been with the Company since October 2020, serving as Vice President of Finance and Accounting Transformation. Prior to joining the Company, Mr. Hicks spent five years with Highgate Hotels, a real estate and hospitality management company providing services to real estate owners in major U.S. markets, serving as Senior Vice President of Accounting (January 2020-October 2020) and Vice President of Accounting and Financial Reporting (November 2015-January 2020). While at Highgate, he oversaw the company’s corporate accounting, strategic initiatives and centralized services functions, all while the number of hotels under management more than doubled. Prior to Highgate, Mr. Hicks spent more than six years at Halo Companies, Inc., a publicly traded company providing technology-driven asset management, portfolio advisory, acquisition, repositioning and liquidation strategies for the private investment and mortgage servicing industry. He served as Chief Accounting Officer and Controller (September 2012-November 2015) and Vice President and Controller (April 2009-August 2012), and was responsible for Halo’s financial reporting and accounting functions. Previously, Mr. Hicks was an audit manager with KPMG, LLP, serving clients in the Dallas area. Mr. Hicks is a graduate of Texas Tech University, where he received a Bachelor of Business Administration degree and a Master of Science degree in Accounting. He is a Certified Public Accountant.
As Chief Accounting Officer, Mr. Hicks will receive an annual salary of $275,000, a short-term incentive bonus target of 50% of base salary and a long-term incentive award target of $75,000. He will remain eligible for healthcare and other benefits typically provided to the Company's vice presidents.
Mr. Hicks takes over the Chief Accounting Officer role from Fred E. Herman, who is retiring from the position after having been appointed in July 2020. Mr. Herman will remain with the Company as an advisor to the Chief Financial Officer.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	December 2, 2021	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary